UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 10, 2024

Rave Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

An Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on December 10, 2024. Of the 14,586,566 shares of common stock of the Company entitled to vote at the meeting, 9,752,139 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld
Clinton J. Coleman	6,693,547	178,234
William C. Hammett, Jr.	6,569,717	302,064
Robert B. Page	6,695,613	176,168
Mark E. Schwarz	6,116,210	755,571

On Proposal 1 there were a total of 2,880,358 broker non-votes. There were no non-broker votes cast on any subsequent proposals.

Proposal Two - Ratification of Selection of Independent Accountants

Shareholders also ratified the selection of Whitley Penn LLP (“Whitley Penn”) as the independent registered public accounting firm of the Company for fiscal 2025. At the Annual Meeting, 9,583,942 shares were voted in favor of ratifying the selection of Whitley Penn; 41,761 shares were voted against ratifying the selection of Whitley Penn; and 126,436 shares abstained from voting on ratifying the selection of Whitley Penn.

Proposal Three – Approval of Reverse / Forward Stock Split

Shareholders also were asked to approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 1,000 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 1,000 for 1 forward stock split of the Company Common Stock (the “Reverse / Forward Stock Split Proposal”).

At the Annual Meeting, 9,189,512 shares were voted in favor of the Reverse / Forward Stock Split Proposal; 460,125 shares were voted against the Reverse / Forward Stock Split Proposal; and 102,502 shares abstained from voting on the Reverse / Forward Stock Split Proposal.

Proposal No. 4 – Approval of Adjournment if Necessary

The Board of Directors submitted to the shareholders for authority to adjourn the Annual Meeting, if necessary, in the event there were insufficient votes at the time of the Annual Meeting to approve the Reverse / Forward Stock Split Proposal (the “Adjournment Proposal”).

With respect to the Adjournment Proposal, 9,215,593 shares were voted in favor; 401,170 shares were voted against; with 135,376 shares abstaining.

No other matters were voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: December 13, 2024	By:	/s/ BRANDON L. SOLANO
Brandon Solano (principal executive officer)

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